Schedule A

                        Hancock Horizon Family of Funds



                                            INSTITUTIONAL        CLASS A        CLASS C        CLASS D       INSTITUTIONAL SWEEP
                                            CLASS SHARES         SHARES         SHARES         SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                     X                  X                                                X
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                   X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                       X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                      X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund                                           X                             X
------------------------------------------------------------------------------------------------------------------------------------
Diversified International Fund                   X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund                     X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund                   X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund                 X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund                          X                  X              X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                              X                  X              X
------------------------------------------------------------------------------------------------------------------------------------















Revised: November 19, 2013